Exhibit 10.1

NONQUALIFIED STOCK OPTION AGREEMENT

GRANTED TO:

DATE OF GRANT:

GRANTED PURSUANT TO:	ClearPoint Business Resources, Inc.
2006 Long-Term Incentive Plan

NUMBER OF UNDERLYING SHARES:

EXERCISE PRICE:

VESTING SCHEDULE:

1. This Nonqualified Stock Option Agreement (the “Agreement”) is made and entered into as of                      (the “Date of Grant”) between ClearPoint Business Resources, Inc., a Delaware corporation (the “Company”), and                     , the award recipient (the “Holder”) under the ClearPoint Business Resources, Inc. 2006 Long-Term Incentive Plan (the “Plan”), a copy of which is enclosed herewith. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Plan. It is the intent of the Company and the Holder that the Option (as defined in Paragraph 2 below) will not qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended from time to time.

2. The Holder is granted an option to purchase                      shares of the Common Stock of the Company (the “Option”). The Option is granted as provided for under the Plan and is subject to the terms and conditions set forth in the Plan and this Agreement. The Option granted hereunder is a matter of separate inducement and is not in lieu of salary or other compensation for the services of a Holder who is an employee of the Company or any of its Subsidiaries.

3. The Option’s exercise price is $             per share (the “Exercise Price”).

4. The Option shall become exercisable according to the vesting schedule set forth above and shall remain exercisable, subject to Paragraph 5 below, and the terms and conditions of the Plan.

5. The Option, unless sooner terminated or exercised in full, shall expire on the [            ] anniversary of the Date of Grant set forth above and, notwithstanding anything herein to the contrary, no portion of the Option may be exercised after such date.

6. Except as set forth in the Plan, during the Holder’s lifetime, the Option shall not be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or other transfer and shall be exercisable only by the Holder. Upon the death of the Holder, the Option shall be exercisable as set forth in the Plan.

7. The Holder may exercise the Option regardless of whether any other option that the Holder has been granted by the Company remains unexercised. In no event may the Holder exercise the Option for a fraction of a share or for the lesser of 100 shares or the remaining exercisable shares.

8. Any notice of exercise of the Option shall be in writing addressed to the Corporate Secretary of the Company at the principal place of business of the Company, specifying the Option being exercised and the number of shares to be purchased. The Option’s Exercise Price shall be paid by the Holder on the date the Option is exercised in accordance with the Plan. Any shares of Common Stock delivered in payment of the Exercise Price shall be valued at their Fair Market Value on the date prior to the date the Option is exercised.

9. By his or her acceptance of this Agreement, the Holder agrees to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company with respect to the issuance or disposition of the shares subject to the Option. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or Subsidiary, as the case may be, to the Holder. The Company may, in its discretion, hold the stock certificate or certificates to which the Holder is entitled upon the exercise of the Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition and subject to the Plans, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the exercise of the Option (the “Tax Date”), except as set forth below, a holder of the Option may elect to satisfy, in whole or in part, the holder’s related personal tax liabilities (an “Election”) by (a) directing the Company to withhold from shares issuable in the related exercise either a specified number of shares or shares having a specified value (in each case not in excess of the related personal tax liabilities), (b) tendering shares previously issued pursuant to the exercise of an award under the Plan or other shares of the Company’s Common Stock owned by the holder or (c) combining any or all of the foregoing Elections in any fashion. An Election shall be irrevocable. The withheld shares and other shares of Common Stock tendered in payment shall be valued at their Fair Market Value on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including without limitation, any limitations necessary to comply with Section 16 of the Exchange Act.

10. The Holder shall not have any of the rights of a shareholder with respect to the shares of Common Stock underlying the Option until the Option is exercised and the Holder receives such shares.

11. If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the shares purchased pursuant to the exercise of the Option shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or with respect to such laws.

12. The Holder covenants and agrees with the Company that if, at the time of exercise of the Option, there does not exist a registration statement on an appropriate form under the Securities Act of 1933, as amended (the “Act”), which registration statement shall have become effective and shall include a prospectus that is current with respect to the shares subject to the Option, (i) that he or she is purchasing the shares for his or her own account and not with a view to the resale or distribution thereof, (ii) that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a registration statement on an appropriate form under the Act, which registration statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, the Holder shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption and (iii) that the certificate or certificates evidencing such shares shall bear a legend to the effect of the foregoing.

13. This Agreement is subject to all terms, conditions, limitations and restrictions contained in the Plan, which shall be controlling in the event of any conflicting or inconsistent provisions. In the event, however, of any conflict between the provisions of this Agreement or the Plan and the provisions of an employment or change-in-control agreement between the Company and the Holder, as applicable, the provisions of the latter shall prevail.

14. This Agreement is not a contract of employment, as applicable, and the terms of the Holder’s employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Company to continue the employment of a Holder who is employed by the Company or any of its Subsidiaries, and it shall not impose any obligation on the Holder’s part to remain in the employ of the Company or any of its Subsidiaries. This Agreement shall be governed by and construed in accord with the laws of the State of Delaware, including principles of conflicts of law.

15. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award (profit) that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date written above.

CLEARPOINT BUSINESS RESOURCES, INC.

By:
Name: Title:

ACCEPTED:

By:
[Insert the name of the Holder]

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